UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 18, 2010

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  On March 18, 2010, KPMG LLP, which was previously the principal accounting firm for Acorda Therapeutics, Inc. and subsidiaries (the “Company” or “Acorda”) was notified that the Audit Committee of the Board of Directors of Acorda had determined to dismiss KPMG LLP as the Company’s independent registered public accounting firm.

During the Company’s two fiscal years ended December 31, 2009, and the subsequent interim period through March 18, 2010, there were no (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as such term is defined in Item 304(a)(1)(v) of SEC Regulation S-K.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of SEC Regulation S-K.  A copy of KPMG LLP’s letter to the Securities and Exchange Commission is attached to this report as Exhibit 16.1.

(b)  On March 18, 2010, the Audit Committee of the Board of Directors of Acorda engaged Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2010.  During the fiscal years ended December 31, 2009 and December 31, 2008, and the subsequent interim period through March 18, 2010 (the date of engagement of E&Y), neither the Company, nor any person acting on their behalf, consulted E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

16.1         Letter from KPMG LLP  dated March 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

March 23, 2010	By:	/s/ David Lawrence

Name: David Lawrence
Title: Chief Financial Officer

Exhibit Index

Item	Description

16.1	Letter from KPMG to the Securities and Exchange Commission dated March 23, 2010